UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 11, 2005



                               GELSTAT CORPORATION
             (Exact name of registrant as specified in its charter)



         MINNESOTA                      0-21394               41-1713474
(State of other jurisdiction     (Commission File No.)      (IRS Employer
     of incorporation)                                   Identification Number)


            1650 WEST 82ND STREET, SUITE 1200, BLOOMINGTON, MN 55431
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (952) 881-4105

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On January 5, 2005, GS Pharma, Inc. ("GSPI"), a wholly-owned subsidiary of GelStat Corporation ("GelStat"), acquired 12,500,000 shares of the common stock of DTLL, Inc. (the "Shares"). DTLL issued the Shares pursuant to a Contribution and Stock Acquisition Agreement, by and between GSPI and DTLL, in exchange for rights to an exclusive license for provisional patents, patent applications and other intellectual property related to the business of DTLL.

      We believe that the issuance of the shares is a transaction exempt from registration under the Securities Act of 1933 based on Section 4(2) of said Act.


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  January 11, 2005                          GELSTAT CORPORATION


                                                  By: /s/ Stephen C. Roberts
                                                    ----------------------------
                                                    Stephen C. Roberts, M.D.
                                                    Chief Executive Officer




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